                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

                               FOURTH AMENDMENT
                                      TO
                      AMENDED AND RESTATED LOAN AGREEMENT

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 23rd of January, 2001 (this "Amendment"), is made by and among AMERICAN
                                 ---------
TOWER, L.P., a Delaware limited partnership, AMERICAN TOWERS, INC., a Delaware corporation, VERESTAR, INC., a Delaware corporation (collectively, the "Borrowers"), THE FINANCIAL INSTITUTIONS SIGNATORIES HERETO and TORONTO DOMINION
 ---------
(TEXAS), INC., as administrative agent (in such capacity, the "Administrative
                                                               --------------
Agent").
-----

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrowers, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of January 6, 2000 (as previously amended and as hereafter amended, modified, restated and supplemented from time to time, the "Loan Agreement"); and
                        --------------

     WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders and the Administrative Agent are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:


     1.   Amendments to Article 1.
          -----------------------

     (a)  Section 1.1 of the Loan Agreement, Definitions, is hereby amended by
                                             -----------
deleting the definitions of "Capital Raise Proceeds" and "Pro Forma Debt
                             ----------------------       --------------
Service" in their entireties and by substituting the following definitions in
-------
lieu thereof:


          " 'Capital Raise Proceeds' shall mean, (a) at any time prior to the
             ----------------------
     Borrowing Base Termination Date, (i) fifty percent (50%) of the net cash proceeds of any public or private sale or issuance of the Capital Stock of the Parent in excess of $100,000,000.00 in the aggregate after the Agreement Date, and (ii) one hundred percent (100%) of the net cash proceeds of any public or private sale or issuance of debt instruments of the Parent, any of the Borrowers or any of the Restricted Subsidiaries (other than (A) net proceeds in an amount not to exceed $2,000,000.00 in the aggregate after the Agreement Date from the sale or issuance of Capital Stock in connection with any employee stock option plan of any such Person, (B) debt among the Borrowers and the Restricted Subsidiaries, or any of them, (C) the Loans, (D) proceeds received from Capital Stock issued in connection with an Acquisition hereunder, and (E) the proceeds of the Senior Notes due 2009), (b) at any time on or after the Borrowing Base Termination Date when the Leverage Ratio is greater than
     5.00 to 1.00 fifty percent (50%) of the net proceeds of any public or private sale or issuance of debt instruments of the Parent, any of the Borrowers or any of the Restricted Subsidiaries (other than (A) debt among the Borrowers and the Restricted Subsidiaries, or any of them, or (B) the Loans), or, (c) at any other time, zero (0)."

          " 'Pro Forma Debt Service' shall mean with respect to the twelve (12)
             ----------------------
     calendar month period following the calculation date, and after giving effect to any Interest Hedge Agreements and LIBOR Advances, the sum of the amount of all of the following with respect to the Borrowers and the Restricted Subsidiaries, on a consolidated basis: (a) scheduled payments of principal on Indebtedness for Money Borrowed (determined, with respect to the Revolving Loans only, as the difference between the outstanding principal amount of the Revolving Loans and Letter of Credit Obligations on the calculation date and the amount the Revolving Loan Commitments will be on the last day of such period) for such period; (b) Interest Expense for such period; (c) fees payable under this Agreement for such period; (d) other payments payable by such Persons during such period in respect of Indebtedness for Money Borrowed (other than voluntary repayments); and (e) after the Interest Reserve and/or the 2001 Interest Reserve, as applicable, has been applied in full pursuant to the terms hereof, all Restricted Payments to be made by the Borrowers to the Parent which will be necessary to make interest payments on the (i) Convertible Notes and/or (ii) Senior Notes due 2009 during such period. For purposes of this definition, where interest payments for the twelve (12) month period immediately succeeding the calculation date are not fixed by way of Interest Hedge Agreements, LIBOR Advances, or otherwise for the entire period, interest shall be calculated on such Indebtedness for Money Borrowed for periods for which interest payments are not so fixed at the lesser of (i) the LIBOR Basis (based on the then current adjustment under Section 2.3(f) hereof) for a LIBOR Advance having an Interest Period of six (6) months as determined on the date of calculation and (ii) the Base Rate Basis as in effect on the date of calculation; provided, however, that if such LIBOR Basis cannot be
                          --------  -------
     determined in the reasonable opinion of the Administrative Agent, such interest shall be calculated using the Base Rate Basis as then in effect."

     (b)  Section 1.1 of the Loan Agreement, Definitions, is hereby further
                                             -----------
amended by inserting therein the following new definitions of "2001 Interest
                                                               -------------
Reserve" and "Senior Notes due 2009" in the proper alphabetical order:
-------       ---------------------

          " '2001 Interest Reserve' shall mean an escrow account (a) maintained
             ---------------------
     by the Parent in a manner substantially similar to the Interest Reserve,
     (b) established with the proceeds of the Senior Notes due 2009 which shall be used to make interest payments on the Senior Notes due 2009 through February 2002."

          " 'Senior Notes due 2009 ' shall mean the senior notes due 2009 issued
             ----------------------
     on or after January 1, 2001 (a) which are unsecured and not guaranteed, (b) which are issued by the Parent, (c) which have a maturity date which is no earlier than twelve (12) months after the Term Loan B Maturity Date, (d) which have terms and conditions which are substantially similar to those set forth in the Preliminary Confidential Offering Circular dated January 17, 2001, and (e) the net cash proceeds of which (other than amounts required for the 2001 Interest Reserve) are contributed to the Borrowers as equity."

     2.   Amendments to Article 7. Section 7.7 of the Loan Agreement, Restricted
          -----------------------                                     ----------
Payments, is hereby amended by deleting such section in its entirety and by
--------
substituting in lieu thereof the following new section:

          "Section 7.7  Restricted Payments.  The Borrowers shall not, and shall
                        -------------------
     not permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as
                                             --------  -------
     no Default or Event of Default hereunder then exists or would be caused thereby, the Borrowers may make, (a) subject to Section 2.7(b)(iv) hereof, cash distributions in an aggregate amount for all Borrowers not to exceed fifty percent (50%) of Excess Cash Flow for the immediately preceding calendar year, on or after April 15th of each calendar year commencing on April 15, 2004; and (b) distributions to the Parent to make scheduled principal and interest payments on the Convertible Notes and the Senior Notes due 2009; provided, however, that (x) all funds in the Interest
                     --------- -------
     Reserve shall have been used to make all interest payments on the Convertible Notes due on or prior to October 15, 2001 and (y) all funds in the 2001 Interest Reserve shall have been used in full to make all interest payments on the Senior Notes due 2009 due on or prior to February 15, 2002."

     3.   Amendment to Article 8.  Section 8.1 of the Loan Agreement, Events of
          ----------------------                                      ---------
Default, is hereby amended by deleting clause (p) thereof in its entirety and
-------
substituting in lieu thereof new clause (p) as follows:

          "(p) the Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than (i) the Convertible Notes, (ii) the Senior Notes due 2009 in an aggregate principal amount not to exceed at any time outstanding $1,000,000,000, (iii) any refinancing of the foregoing in an amount not exceeding the outstanding principal amount of the Indebtedness being refinanced on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the Indebtedness being refinanced, (iv) that certain Guaranty Agreement dated as of February 10, 2000 made by the Parent in favor of TV Azteca and Television Azteca, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico, and (v) that certain Guaranty dated November 30, 1999 made by the Parent in favor of ICG Holdings; provided,
                                                                    --------
     however, it shall be an Event of Default hereunder unless,
     -------
     contemporaneously with the issuance of the Senior Notes due 2009, the Parent establishes (or causes to be established) the 2001 Interest Reserve from the proceeds of the Senior Notes due 2009 (which amounts shall not be required to be contributed as equity to the Borrowers under Section 8.1(q) hereof or otherwise); or"

     4.   No Other Amendment.  Except for the amendments set forth above,
          ------------------
the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment or waiver by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     5.   Representations and Warranties.  The Borrowers hereby represent and
          ------------------------------
warrant to and in favor of the Administrative Agent, for itself and on behalf of the Lenders as follows:

          (a) Each representation and warranty set forth in Article 4 of the Loan Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent (i) previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, (ii) the Borrowers have provided the Administrative Agent updates to information provided to the Administrative Agent in accordance with the terms of such representations and warranties, or (iii) relating specifically to the Agreement Date or otherwise inapplicable;

          (b) Each of the Borrowers has the power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of each of the Borrowers, and constitutes the legal, valid and binding obligations of the Borrower, enforceable against each of the Borrowers in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications:
     (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrowers); and

          (d) The execution and delivery of this Amendment and performance by the Borrowers under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrowers which has not already been obtained, nor be in contravention of or in conflict with the articles of incorporation or by-laws of the Borrowers, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrowers are party or by which the Borrowers 'assets or properties are bound.

     6.   Condition Precedent. The effectiveness of this Amendment is subject to
          -------------------
receipt by the Administrative Agent of (a) executed signature pages to this Amendment from the Majority Lenders and (b) the amendment fee payable by the Borrower to each Lender executing this Amendment.

     7.   Counterparts. This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     8.   Governing Law. This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York.

     9.   Severability. Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:                  AMERICAN TOWER, L.P., a Delaware limited partnership
                            By ATC GP INC., its General Partner


                            By:/s/ Joseph L. Winn
                               ------------------------------------
                               Name:  Joseph L. Winn
                                    -------------------------------
                               Title:  CFO
                                    -------------------------------


                            AMERICAN TOWERS, INC., a Delaware corporation


                            By:/s/ Joseph L. Winn
                               ------------------------------------
                               Name:  Joseph L. Winn
                                    -------------------------------
                               Title:  CFO
                                    -------------------------------

                            VERESTAR, INC., a Delaware corporation

                            By:/s/ Joseph L. Winn
                               ------------------------------------
                               Name:  Joseph L. Winn
                                    -------------------------------
                               Title:  CFO
                                    -------------------------------

ADMINISTRATIVE AGENT
AND LENDERS:             TORONTO DOMINION (TEXAS), INC., as Administrative
                         Agent, for itself, the Issuing Bank and the Lenders, as Issuing Bank and as a Lender


                         By:  /s/ Jano Mott
                            ---------------------------
                            Name:  Jano Mott
                                 ----------------------
                            Title: Vice President
                                 ----------------------

                            THE BANK OF NEW YORK, as a Lender


                            By:  /s/ Geoffrey C. Brooks
                               ----------------------------
                               Name:  Geoffrey C. Brooks
                                    -----------------------
                               Title: Senior Vice President
                                    -----------------------

                            THE CHASE MANHATTAN BANK, as a Lender


                            By:   /s/ William E. Rottino
                               -------------------------------
                               Name:   William E. Rottino
                                    --------------------------
                               Title:  Vice President
                                    --------------------------

                            CREDIT SUISSE FIRST BOSTON, as Lender


                            By:_______________________________________
                               Name:__________________________________
                               Title:_________________________________


                            By:_______________________________________
                               Name:__________________________________
                               Title:_________________________________

                            ALLFIRST BANK, as a Lender


                            By: /s/ Signature Illegible
                                --------------------------------------
                               Name:
                                    ----------------------------------
                               Title: Vice President
                                     ---------------------------------

                             ALLSTATE LIFE INSURANCE COMPANY, as a Lender

                             By:   /s/ Jerry D. Zinkula
                                ----------------------------------
                                Name:   Jerry D. Zinkula
                                     -----------------------------
                                Title:  Authorized Signatory
                                     -----------------------------


                             By:   /s/ Patricia W. Wilson
                                ----------------------------------
                                Name:   Patricia W. Wilson
                                     -----------------------------
                                Title:  Authorized Signatory
                                     -----------------------------


                             AIMCO CDO SERIES 2000-A, as a Lender


                             By:   /s/ Jerry D. Zinkula
                                ----------------------------------
                                Name:   Jerry D. Zinkula
                                     -----------------------------
                                Title:  Authorized Signatory
                                     -----------------------------


                             By:   /s/ Patricia W. Wilson
                                ----------------------------------
                                Name:   Patricia W. Wilson
                                     -----------------------------
                                Title:  Authorized Signatory
                                     -----------------------------

                             AMARA-2 FINANCE, LTD., as a Lender
                             By: INVESCO Senior Secured Management, Inc.,
                             as Subadvisor


                             By:    /s/ Kathleen A. Lenarcic
                                ---------------------------------
                                Name:   Kathleen A. Lenarcic
                                     ----------------------------
                                Title:  Authorized Signatory
                                     ----------------------------



                             AVALON CAPITAL LTD., as a Lender
                             By: INVESCO Senior Secured Management, Inc.,
                             as Portfolio Advisor


                             By:    /s/ Kathleen A. Lenarcic
                                ---------------------------------
                                Name:   Kathleen A. Lenarcic
                                     ----------------------------
                                Title:  Authorized Signatory
                                     ----------------------------


                             AVALON CAPITAL LTD. 2, as a Lender
                             By: INVESCO Senior Secured Management, Inc.,
                             as Portfolio Advisor


                             By:    /s/ Kathleen A. Lenarcic
                                ---------------------------------
                                Name:   Kathleen A. Lenarcic
                                     ----------------------------
                                Title:  Authorized Signatory
                                     ----------------------------


                             CERES II FINANCE LTD., as a Lender
                             By: INVESCO Senior Secured Management, Inc.,
                             as Sub-Managing Agent (Financial)


                             By:    /s/ Kathleen A. Lenarcic
                                ---------------------------------
                                Name:   Kathleen A. Lenarcic
                                     ----------------------------
                                Title:  Authorized Signatory
                                     ----------------------------

                             CHARTER VIEW PORTFOLIO, as a Lender
                             By: INVESCO Senior Secured Management, Inc.,
                             as Investment Advisor


                             By:    /s/ Kathleen A. Lenarcic
                                ----------------------------------
                                Name:   Kathleen A. Lenarcic
                                     -----------------------------
                                Title:  Authorized Signatory
                                     -----------------------------


                             TRITON CDO IV, LIMITED, as a Lender
                             By: INVESCO Senior Secured Management, Inc.,
                             as Investment Advisor


                             By:    /s/ Kathleen A. Lenarcic
                                ---------------------------------
                                Name:   Kathleen A. Lenarcic
                                     ----------------------------
                                Title:  Authorized Signatory
                                     ----------------------------

                             ARCHIMEDES FUNDING, L.L.C., as a Lender
                             By: ING Capital Advisors LLC, as Collateral
                             Manager


                             By:    /s/ Steven Gorski
                                ---------------------------------
                                Name:   Steven Gorski
                                     ----------------------------
                                Title:  Senior Credit Analyst
                                     ----------------------------


                             ARCHIMEDES FUNDING II, LTD., as a Lender
                             By: ING Capital Advisors LLC, as Collateral
                             Manager

                             By:    /s/ Steven Gorski
                                ---------------------------------
                                Name:   Steven Gorski
                                     ----------------------------
                                Title:  Senior Credit Analyst
                                     ----------------------------


                             ARCHIMEDES FUNDING III, LTD., as a Lender
                             By: ING Capital Advisors LLC, as Collateral
                             Manager


                             By:    /s/ Steven Gorski
                                ---------------------------------
                                Name:   Steven Gorski
                                     ----------------------------
                                Title:  Senior Credit Analyst
                                     ----------------------------


                             THE ING CAPITAL SENIOR SECURED HIGH INCOME
                             FUND, L.P., as Assignee
                             By: ING Capital Advisors LLC, as Investment
                             Advisor


                             By:    /s/ Steven Gorski
                                ---------------------------------
                                Name:   Steven Gorski
                                     ----------------------------
                                Title:  Senior Credit Analyst
                                     ----------------------------

                             SEQUILS-ING I (HBDGM), LTD., as Assignee
                             By: ING Capital Advisors LLC, as Collateral
                             Manager


                             By:    /s/ Steven Gorski
                                --------------------------------
                                Name:   Steven Gorski
                                     ---------------------------
                                Title:  Senior Credit Analyst
                                     ---------------------------

                             ATHENA CDO, LIMITED, as a Lender
                             By: Pacific Investment Management Company,
                             LLC, as its
                             Investment Advisor


                             By:    /s/ Mohan V. Phansalkar
                                -----------------------------------
                                Name:   Mohan V. Phansalkar
                                     ------------------------------
                                Title:  Senior Vice President
                                     ------------------------------


                             BEDFORD CDO, LIMITED, as a Lender
                             By: Pacific Investment Management Company,
                             LLC, as its
                             Investment Advisor


                             By:    /s/ Mohan V. Phansalkar
                                -----------------------------------
                                Name:   Mohan V. Phansalkar
                                     ------------------------------
                                Title:  Senior Vice President
                                     ------------------------------


                             CAPTIVA III FINANCE LTD., as a Lender
                             As advised by Pacific Investment Management
                             Company, LLC


                             By:    /s/ David Dyer
                                ----------------------------------
                                Name:   David Dyer
                                     -----------------------------
                                Title:  Director
                                     -----------------------------


                             CAPTIVA IV FINANCE LTD., as a Lender
                             As advised by Pacific Investment Management
                             Company, LLC


                             By:    /s/ David Dyer
                                ----------------------------------
                                Name:   David Dyer
                                     -----------------------------
                                Title:  Director
                                     -----------------------------

                             CATALINA CDO LTD., as a Lender
                             By: Pacific Investment Management Company,
                             LLC, as its Investment Advisor


                             By:    /s/ Mohan V. Phansalkar
                                --------------------------------
                                Name:   Mohan V. Phansalkar
                                     ---------------------------
                                Title:  Senior Vice President
                                     ---------------------------


                             DELANO COMPANY, as a Lender
                             By: Pacific Investment Management Company,
                             LLC, as its Investment Advisor


                             By:    /s/ Mohan V. Phansalkar
                                --------------------------------
                                Name:   Mohan V. Phansalkar
                                     ---------------------------
                                Title:  Senior Vice President
                                     ---------------------------


                             JISSEKIKUN FUNDING, LTD., as a Lender
                             By: Pacific Investment Management Company,
                             LLC, as its Investment Advisor


                             By:    /s/ Mohan V. Phansalkar
                                --------------------------------
                                Name:   Mohan V. Phansalkar
                                     ---------------------------
                                Title:  Senior Vice President
                                     ---------------------------


                             ROYALTON COMPANY, as a Lender
                             By: Pacific Investment Management Company,
                             LLC, as its Investment Advisor


                             By:    /s/ Mohan V. Phansalkar
                                --------------------------------
                                Name:   Mohan V. Phansalkar
                                     ---------------------------
                                Title:  Senior Vice President
                                     ---------------------------

                             TRIGON HEALTHCARE INC. (ACCT 674), as a Lender
                             By: Pacific Investment Management Company, as its Investment Advisor, acting through The Bank of New York in the Nominee Name of Hare & Co.


                             By:    /s/ Mohan V. Phansalkar
                                ------------------------------------
                                Name:   Mohan V. Phansalkar
                                     -------------------------------
                                Title:  Senior Vice President
                                     -------------------------------

                             BALANCED HIGH YIELD FUND I LTD., as a Lender
                             By: BHF (USA) Capital Corporation
                             Acting as Attorney-in-Fact



                             By:_______________________________________________
                                Name:__________________________________________
                                Title:_________________________________________



                             By:_______________________________________________
                                Name:__________________________________________
                                Title:_________________________________________


                             BALANCED HIGH YIELD FUND II, LTD., as a Lender
                             By: BHF (USA) Capital Corporation
                             Acting as Attorney-in-Fact


                             By:_______________________________________________
                                Name:__________________________________________
                                Title:_________________________________________


                             By:_______________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                   BANK OF AMERICA, N.A., as a Lender


                                   By:   /s/ Todd Shipley
                                      ----------------------------
                                      Name:   Todd Shipley
                                           -----------------------
                                      Title:  Managing Director
                                           -----------------------

                                   BANK OF MONTREAL, as a Lender


                                   By:    /s/ Sarah Kim
                                      -----------------------------
                                      Name:   Sarah Kim
                                           ------------------------
                                      Title:  Director
                                           ------------------------

                                   THE BANK OF NOVA SCOTIA, as a Lender


                                   By:    /s/ Paul A. Weissenberger
                                      -------------------------------
                                      Name:   Paul A. Weissenberger
                                           --------------------------
                                      Title:  Authorized Signatory
                                           --------------------------

                                   BANK OF SCOTLAND, as a Lender


                                   By:    /s/ Joseph Fratus
                                      ---------------------------
                                      Name:   Joseph Fratus
                                           ----------------------
                                      Title:  Vice President
                                           ----------------------

                                   BANK UNITED, as a Lender


                                   By: /s/ Phil Green
                                       -------------------------------
                                       Name: Phil Green
                                       Title: Director Commercial Syndications

                                      BANKERS TRUST COMPANY, as a Lender


                                      By: Signature Illegible
                                          ------------------------------------
                                          Name:_______________________________
                                          Title: Director

                                        BAYERISCHE HYPO- UND VEREINSBANK AG, NEW
                                        YORK BRANCH, as a Lender


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                    BEAR STEARNS CORPORATE LENDING INC., as a
                                    Lender


                                    By: Signature Illegible
                                        -----------------------------------
                                        Name:______________________________
                                        Title:_____________________________

                                 CARAVELLE INVESTMENT FUND, L.L.C., as a Lender
                                 By: Caravelle Advisors L.L.C.


                                 By: /s/ Dean Criares
                                     -------------------------------------
                                     Name: Dean Criares
                                     Title: Managing Director

                                   CENTURION CDO II, LTD., as a Lender
                                   By: American Express Asset Management Group,
                                   Inc., as Collateral Manager


                                   By: /s/ Steven B. Staver
                                       ----------------------------------
                                       Name: Steven B. Staver
                                       Title: Managing Director

                                   CARLYLE HIGH YIELD PARTNER II, LTD., as a
                                   Lender


                                   By: /s/ Linda M. Pace
                                       -----------------------------------
                                       Name: Linda M. Pace
                                       Title: Vice President

                                  CITIZENS BANK OF MASSACHUSETTS, as successor to US Trust, as a Lender


                                  By: /s/ Daniel G. Eastman
                                      ------------------------------------
                                      Name: Daniel G. Eastman
                                      Title: Senior Vice President

                                   COBANK, ACB, as a Lender


                                   By: /s/ Anita Youngblut
                                       --------------------------------
                                       Name: Anita Youngblut
                                       Title: Vice President

                         COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                         By: /s/ Michael R. Phelan
                             ------------------------------------------
                             Name: Michael R. Phelan
                             Title: Executive Director


                         By: /s/ W. Pieter Kedde
                             ------------------------------------------
                             Name: W. Pieter Kedde
                             Title: Managing Director

                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                         By:__________________________________________
                            Name:_____________________________________
                            Title:____________________________________

                         CITICORP USA, INC., as a Lender



                         By: /s/ Suzanne Crymes
                             ------------------------------
                             Name:  Suzanne Crymes
                             Title: Vice President

                         DEXIA PUBLIC FINANCE BANK-NEW YORK AGENCY (f/k/a CREDIT LOCAL DE FRANCE - NEW YORK
                         AGENCY), as a Lender


                         By:__________________________________________
                            Name:_____________________________________
                            Title:____________________________________


                         By:__________________________________________
                            Name:_____________________________________
                            Title:____________________________________

                         CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                         By: /s/ Patrick McCarthy
                             -------------------------------------
                            Name: Patrick McCarthy
                                  --------------------------------
                            Title: Authorized Signature
                                   -------------------------------

                         CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as a Lender
                         As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager


                         By: Signature illegible
                             -----------------------------------------
                            Name:
                                  ------------------------------------
                            Title: Principal
                                   -----------------------------------


                         CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By: Signature illegible
                             -----------------------------------------
                            Name:
                                  ------------------------------------
                            Title: Principal
                                   -----------------------------------


                         CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By: Signature illegible
                             -----------------------------------------
                            Name:
                                  ------------------------------------
                            Title: Principal
                                   -----------------------------------


                         CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By: Signature illegible
                             -----------------------------------------
                            Name:
                                  ------------------------------------
                            Title: Principal
                                   -----------------------------------

                         NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By: Signature illegible
                             ----------------------------------
                             Name:
                             Title: Principal

                         NIB CAPITAL BANK N.V., as a Lender


                         By: Signature illegible
                             -----------------------------------------
                             Name: ___________________________________
                             Title: __________________________________


                         By: Signature illegible
                             -----------------------------------------
                             Name:____________________________________
                             Title:___________________________________

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                         By: /s/ Patrick A. Keleher
                             -----------------------------------------
                             Name:  Patrick A. Keleher
                             Title: First Vice President


                         By: /s/ William E. Lambert
                             -----------------------------------------
                             Name:  William E. Lambert
                             Title: Vice President

                         EATON VANCE CDO III, LTD., as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Payson F. Swaffield
                             -----------------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President


                         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Payson F. Swaffield
                             -----------------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President


                         EATON VANCE SENIOR INCOME TRUST, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Payson F. Swaffield
                             -----------------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President


                         GRAYSON & CO., as a Lender
                         By:  Boston Management and Research, as Investment
                         Advisor


                         By: /s/ Payson F. Swaffield
                             -----------------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President

                         OXFORD STRATEGIC INCOME FUND, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Payson F. Swaffield
                             ---------------------------------
                             Name: Payson F. Swaffield
                             Title: Vice President


                         SENIOR DEBT PORTFOLIO, as a Lender
                         By:  Boston Management and Research, as Investment
                         Advisor


                         By: /s/ Payson F. Swaffield
                             ---------------------------------
                             Name: Payson F. Swaffield
                             Title: Vice President

                         ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender


                         By: /s/ John Fay
                             --------------------------------------
                             Name:  John Fay
                             Title: Vice President


                         By: /s/ John S. Bunnion
                             --------------------------------------
                             Name:  John S. Bunnion
                             Title: First Vice President

                         FC-CBO II LIMITED, as a Lender


                         By: Signature illegible
                             ----------------------------------------
                             Name:  __________________________________
                             Title: Collateral Manager

                         FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH INCOME FUND, as a Lender


                         By: Signature illegible
                             ------------------------------------------
                             Name: ____________________________________
                             Title: ___________________________________


                         VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO, as a Lender


                         By: Signature illegible
                             ------------------------------------------
                             Name: ____________________________________
                             Title: ___________________________________


                         VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER GROWTH PORTFOLIO, as a Lender


                         By: Signature illegible
                             ------------------------------------------
                             Name: ____________________________________
                             Title: ___________________________________

                         FIRST DOMINION FUNDING III, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         FIRST UNION NATIONAL BANK, as a Lender


                         By: /s/ Bruce W. Loftin
                             ------------------------------------
                             Name:  Bruce W. Loftin
                             Title: Senior Vice President

                         FLEET NATIONAL BANK, as a Lender


                         By: /s/ Ellery Willard
                             ---------------------------------
                             Name:  Ellery Willard
                             Title: Vice President

                         FRANKLIN FLOATING RATE TRUST, as a Lender


                         By: /s/ Chauncey Lufkin
                             ------------------------------------
                             Name:  Chauncey Lufkin
                             Title: Vice President

                         THE FUJI BANK, LIMITED, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         GALAXY CLO 1999-1, LTD., as a Lender
                         By: SAI Investment Adviser, Inc.,
                         its Collateral Agent


                         By: /s/ Thomas G. Brandt
                             ----------------------------------
                             Name:  Thomas G. Brandt
                             Title: Authorized Agent

                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                         By: /s/ Brian P. Ward
                             ---------------------------------------
                             Name:  Brian P. Ward
                             Title: Manager-Operations

                         HOWARD BANK, N.A., as a Lender


                         By: /s/ Michael W. Quinn
                             -------------------------------------
                             Name:  Michael W. Quinn
                             Title: Jr. Vice President

                         IBM CREDIT CORPORATION, as a Lender


                         By: /s/ Thomas S. Curcio
                             -----------------------------------
                            Name:  Thomas S. Curcio
                            Title: Manager of Credit, Commercial and
                                   Specialty Financing

                         KEMPER FLOATING RATE FUND, as a Lender


                         By: /s/ Kelly D. Babson
                             ---------------------------------
                             Name:  Kelly D. Babson
                             Title: Managing Director

                         KEY CORPORATE CAPITAL INC., as a Lender


                         By: /s/ Jason R. Weaver
                             ------------------------------------
                             Name:  Jason R. Weaver
                             Title: Senior Vice President

                         KZH CYPRESSTREE-1 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH ING-1 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH ING-2 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH ING-3 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH LANGDALE LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         KZH RIVERSIDE LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH SHOSHONE LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH SOLEIL-2 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         LEHMAN COMMERCIAL PAPER INC., as a Lender



                         By: /s/ G. Andrew Keith
                             ---------------------------------
                             Name:  G. Andrew Keith
                             Title: Authorized Signatory

                         MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as a Lender
                         By: Merrill Lynch Investment Managers, L.P., as
                             Investment Advisor


                         By: /s/ Andrew C. Liggio
                             -------------------------------------
                             Name:  Andrew C. Liggio
                             Title: Authorized Signatory


                         MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
                         By: Merrill Lynch Investment Managers, L.P., as
                             Investment Advisor


                         By: /s/ Andrew C. Liggio
                             -------------------------------------
                             Name:  Andrew C. Liggio
                             Title: Authorized Signatory


                         MASTER SENIOR FLOATING RATE TRUST, as a Lender


                         By: /s/ Andrew C. Liggio
                             -------------------------------------
                             Name:  Andrew C. Liggio
                             Title: Authorized Signatory


                         MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender


                         By: /s/ Andrew C. Liggio
                             -------------------------------------
                             Name:  Andrew C. Liggio
                             Title: Authorized Signatory

                         SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender


                         By: /s/ Andrew C. Liggio
                             -------------------------------------
                             Name:  Andrew C. Liggio
                             Title: Authorized Signatory


                         DEBT STRATEGIES FUND, INC., as a Lender


                         By: /s/ Andrew C. Liggio
                             -------------------------------------
                             Name:  Andrew C. Liggio
                             Title: Authorized Signatory


                         LONGHORN CDO (CAYMAN) LTD., as a Lender
                         By: Merrill Lynch Asset Management, L.P., as Attorney In Fact


                         By: /s/ Andrew C. Liggio
                             -------------------------------------
                             Name:  Andrew C. Liggio
                             Title: Authorized Signatory

                         METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                         By: /s/ Erik V. Savi
                             ------------------------------------
                             Name:  Erik V. Savi
                             Title: Director

                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a
                         Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         MONY LIFE INSURANCE COMPANY, as a Lender


                         By: /s/ Emilia F. Wiener
                             -------------------------------------
                             Name:  Emilia F. Wiener
                             Title: Managing Director

                              MORGAN STANLEY DEAN WITTER PRIME INCOME
                              TRUST, as a Lender


                              By: /s/ Sheila Finnerty
                                  ----------------------------------
                                  Name:  Sheila Finnerty
                                  Title: Senior Vice President

                              MOUNTAIN CAPITAL CLO I, LTD., as a Lender


                              By:________________________________________
                                 Name:___________________________________
                                 Title:__________________________________

                              MUIRFIELD TRADING LLC, as a Lender


                              By: /s/ Ann E. Morris
                                  ----------------------------------
                                  Name:  Ann E. Morris
                                  Title: Senior Vice President


                              OLYMPIC FUNDING TRUST, SERIES 1999-1, as a
                              Lender


                              By: /s/ Ann E. Morris
                                  ----------------------------------
                                  Name:  Ann E. Morris
                                  Title: Senior Vice President


                              PPM SPYGLASS FUNDING TRUST, as a Lender


                              By: /s/ Ann E. Morris
                                  ----------------------------------
                                  Name:  Ann E. Morris
                                  Title: Senior Vice President


                              WINGED FOOT FUNDING TRUST, as a Lender


                              By: /s/ Ann E. Morris
                                  ----------------------------------
                                  Name:  Ann E. Morris
                                  Title: Senior Vice President

                              NATEXIS BANQUES POPULAIRES, as a Lender


                              By: /s/ Cynthia E. Sachs
                                  ------------------------------------
                                  Name:  Cynthia E. Sachs
                                  Title: N.P. Group Manager


                              By: /s/ Elizabeth A. Harker
                                  ------------------------------------
                                  Name:  Elizabeth A. Harker
                                  Title: Assistant Vice President

                              NATIONAL CITY BANK, as a Lender


                              By:   /s/ Jon W. Peterson
                                 -------------------------------
                                 Name:   Jon W. Peterson
                                      --------------------------
                                 Title:  Senior Vice President
                                      --------------------------

                         OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
                         By: Octagon Credit Investors, LLC, as sub-investment manager


                         By:    /s/ Andrew D. Gordon
                            -------------------------------------
                            Name:   Andrew D. Gordon
                                 --------------------------------
                            Title:  Portfolio Manager
                                 --------------------------------


                         OCTAGON INVESTMENT PARTNERS III, LTD., as a Lender
                         By: Octagon Credit Investors, LLC, as Portfolio
                         Manager


                         By:    /s/ Andrew D. Gordon
                            -------------------------------------
                            Name:   Andrew D. Gordon
                                 --------------------------------
                            Title:  Portfolio Manager
                                 --------------------------------

                         OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender


                         By:    /s/ David Farhoven
                            --------------------------------
                            Name:   David Farhoven
                                 ---------------------------
                            Title:  A.V.P.
                                 ---------------------------

                         ING PILGRIM SENIOR INCOME FUND, as a Lender
                         By: ING Pilgrim Investments, Inc., as its investment manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:__________________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________


                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:__________________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________


                         PILGRIM CLO 1999-1 LTD., as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:__________________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________

                         PILGRIM PRIME RATE TRUST, as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:__________________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________


                         SEQUILS-PILGRIM 1, LTD., as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:__________________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________

                         PNC BANK, NATIONAL ASSOCIATION, as a Lender


                         By:   /s/ Keith R. White
                            ---------------------------------
                            Name:   Keith R. White
                                 ----------------------------
                            Title:  Vice President
                                 ----------------------------

                           PUTNAM HIGH YIELD TRUST, as a Lender


                         By:    /s/ John R. Verani
                            ------------------------------
                            Name:   John R. Verani
                                 -------------------------
                            Title:  Vice President
                                 -------------------------

                                   ROYAL BANK OF CANADA, as a Lender


                                   By:    /s/ John M. Crawford
                                      -----------------------------
                                      Name:   John M. Crawford
                                           ------------------------
                                      Title:
                                           ------------------------

                                   SANKATY HIGH YIELD PARTNERS II, L.P., as a
                                   Lender under the Loan Agreement


                                   By:    /s/ Diane J. Exter
                                      --------------------------------
                                      Name:   Diane J. Exter
                                           ---------------------------
                                      Title:  Portfolio Manager
                                           ---------------------------


                                   Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender and as a Lender under the Loan Agreement


                                   By:    /s/ Diane J. Exter
                                      --------------------------------
                                      Name:   Diane J. Exter
                                           ---------------------------
                                      Title:  Portfolio Manager
                                           ---------------------------

                                   SEABOARD CLO 2000 LTD, as a Lender


                                   By:_______________________________________
                                      Name:__________________________________
                                      Title:_________________________________

                                   SENECA CBO II, L.P., as a Lender


                                   By:     /s/ Janice Diamond
                                      -------------------------------
                                      Name:   Janice Diamond
                                           --------------------------
                                      Title:  Partner
                                           --------------------------


                                   SENECA CBO III, LIMITED, as a Lender


                                   By:     /s/ Janice Diamond
                                      -------------------------------
                                      Name:   Janice Diamond
                                           --------------------------
                                      Title:  Partner
                                           --------------------------

                                   SEQUILS-CUMBERLAND I, LTD., as a Lender
                                   By: Deerfield Capital Management, L.L.C., as
                                   its Collateral Manager

                                   By:    /s/ Mark E. Wittnebel
                                      ----------------------------------
                                      Name:   Mark E. Wittnebel
                                           -----------------------------
                                      Title:  Senior Vice President
                                           -----------------------------

                                   SUNTRUST BANK, as a Lender


                                   By: Signature Illegible
                                      --------------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                           ---------------------------

                                   TEXTRON FINANCIAL CORPORATION, as a Lender


                                   By: /s/ Matthew J. Colgan
                                       -----------------------------------
                                       Name: Matthew J. Colgan
                                       Title: Director

                                   UNION BANK OF CALIFORNIA, N.A., as a Lender


                                   By: Signature Illegible
                                       ---------------------------------------
                                       Name:__________________________________
                                       Title:_________________________________

                                   VAN KAMPEN CLO I, LIMITED, as a Lender
                                   By: Van Kampen Management, Inc., as
                                   Collateral Manager


                                   By: /s/ Darvin D. Pierce
                                       ----------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Principal


                                   VAN KAMPEN CLO II, LIMITED, as a Lender
                                   By: Van Kampen Management, Inc., as
                                   Collateral Manager


                                   By: /s/ Darvin D. Pierce
                                       ----------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Principal


                                   VAN KAMPEN SENIOR INCOME TRUST, as a Lender
                                   By: Van Kampen Investment Advisory Corp.


                                   By: /s/ Darvin D. Pierce
                                       ----------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Principal

                                   WEBSTER BANK, as a Lender


                                   By: /s/ Matthew Daly
                                       -------------------------------------
                                       Name: Matthew Daly
                                       Title: AVP